UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2009

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue, Suite 100, Oklahoma City, Oklahoma	73134
(Address of principal executive offices)	(Zip code)

(405) 848-8807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

See discussion in Item 2.03 below, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Gulfport Energy Corporation (the “Company”) has entered into the Amended and Restated Credit Agreement, dated as of December 31, 2009 (the “Restated Credit Agreement”), with each lender from time to time party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent (the “Agent”). The Restated Credit Agreement amended and restated the Company’s revolving credit agreement with the Lenders, originally dated as of March 11, 2005, primarily to reflect the four amendments thereto previously entered into by the Company and the Lenders (as so amended, the “Original Credit Agreement”) and to extend the maturity date of the revolving loan under the Original Credit Agreement from March 31, 2010 to April 1, 2011. The Restated Credit Agreement did not alter the March 31, 2010 maturity date of the term loan outstanding under the Original Credit Agreement. The Company’s obligations under the Restated Credit Agreement are guaranteed by the Company’s subsidiaries.

The description of the Restated Credit Agreement set forth above is qualified in its entirety by reference to the text of the Restated Credit Agreement. A copy of the Restated Credit Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amended and Restated Credit Agreement, dated as of December 31, 2009, among the Company, each lender from time to time party thereto and Bank of America, N.A., as administrative agent.

10.2	Continuing Guaranty, dated as of December 31, 2009, made by Grizzly Holdings, Inc., Jaguar Resources LLC and Gator Marine, Inc.

10.3	Amended and Restated Revolving Note, dated December 31, 2009, issued by the Company under the Restated Credit Agreement.

10.4	Term Note, dated December 31, 2009, issued by the Company under the Restated Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: January 6, 2010	By:	/S/ MICHAEL G. MOORE
Michael G. Moore
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1	Amended and Restated Credit Agreement, dated as of December 31, 2009, among the Company, each lender from time to time party thereto and Bank of America, N.A., as administrative agent.

10.2	Continuing Guaranty, dated as of December 31, 2009, made by Grizzly Holdings, Inc., Jaguar Resources LLC and Gator Marine, Inc.

10.3	Amended and Restated Revolving Note, dated December 31, 2009, issued by the Company under the Restated Credit Agreement.

10.4	Term Note, dated December 31, 2009, issued by the Company under the Restated Credit Agreement.